EXHIBIT 10.22

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Warrant No. 2005BLA-__

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                       OF

                           ASTRATA GROUP INCORPORATED

         THIS CERTIFIES that, in consideration of the receipt of ______________ and NO/100 Dollars ($_____.00) and other value received, _____________ is entitled to purchase from ASTRATA GROUP INCORPORATED, a Nevada corporation (the "Corporation"), subject to the terms and conditions hereof, 10,000 shares (the "Warrant Shares") of common stock, $0.0001 par value (the "Common Stock"). This warrant, together with all warrants hereafter issued in exchange or substitution for this warrant, is referred to as the "Warrant" and the holder of this Warrant is referred to as the "Holder." The number of Warrant Shares is subject to adjustment as hereinafter provided. Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on February 15, 2010 (the "Termination Date").

         1. EXERCISE OF WARRANTS.

            (a) The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $5.00 per share, subject to adjustment as provided herein (the "Exercise Price"), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

            (b) If, but only if, at any time after one year from the date of grant of this Warrant there is no effective registration statement1 registering the resale of the Common Stock underlying this Warrant by the Holder, this Warrant may also be exercised at such time by means of a "cashless exercise" in which, at any time prior to the Termination Date, the Holder of this Warrant may, at its option, exchange this Warrant, in whole or in part (a "Warrant Exchange"), into Warrant Shares by surrendering this Warrant at the principal office of the Corporation, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Warrant Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, within five (5) days of the date the Notice of

--------
1 The Holder shall be accorded registration rights in respect of such shares of Common Stock underlying this Warrant that are equivalent to, and on a PARI PASSU basis with, the registration rights to be accorded by the Maker to various third parties in connection with the Maker's currently proposed private placement of units of its securities, which rights have been extracted from the current draft of documentation for such private placement and, as adapted for the Warrant Shares, have been attached hereto as Exhibit 1; however, because the possibility exists that such private placement may not close and, accordingly, the Holder would not receive any registration rights (although the benefits of the cashless exercise provisions set forth in this subsection 1(b) would accrue to the Holder), the Maker hereby grants the Holder certain "piggy-back" registration rights that are as set forth in Section 5d of Exhibit 1, which piggy-back registration rights are not equivalent to the piggy-back registration rights otherwise to be accorded to such various third parties.

Exchange is received by the Corporation (the "Exchange Date"). Certificates for the Warrant Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant of like tenor evidencing the balance of the Warrant Shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within three (3) business days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Warrant Shares (rounded to the next highest integer) equal to the quotient obtained by dividing [(A-B) multiplied by
(X)] by (A), where:

                  (A) = the Closing Bid Price (as hereinafter defined) on the trading day preceding the date on which the Company receives the Exercise Documentation;

                  (B) =  the exercise price of this Warrant, as adjusted; and

                  (X) = the number of shares of Common Stock issuable upon exercise of this Warrant in accordance with the terms of this Warrant.

         2. RESERVATION OF WARRANT SHARES. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

         3. NO STOCKHOLDER RIGHTS. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

         4. TRANSFERABILITY OF WARRANT. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed for transfer. Any registration rights to which this Warrant may then be subject shall be transferred together with the Warrant to the subsequent purchaser.

         5. CERTAIN ADJUSTMENTS. With respect to any rights that Holder has to exercise this Warrant and convert into shares of Common Stock, Holder shall be entitled to the following adjustments:

            (a) MERGER OR CONSOLIDATION. If at any time there shall be a merger or a consolidation of the Corporation with or into another corporation when the Corporation is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the holder hereof shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property (including cash) of the successor corporation resulting from such merger or consolidation, to which the holder hereof as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder hereof as the holder of this Warrant after the merger or consolidation.

            (b) RECLASSIFICATION, RECAPITALIZATION, ETC. If the Corporation at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding shares of Common Stock, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

            (c) SPLIT OR COMBINATION OF COMMON STOCK AND STOCK DIVIDEND. In case the Corporation shall at any time subdivide, redivide, recapitalize, split (forward or reverse) or change its outstanding shares of Common Stock into a greater number of shares or declare a dividend upon its Common Stock payable solely in shares of Common Stock, the Exercise Price shall be proportionately reduced and the number of Warrant Shares proportionately increased. Conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Exercise Price shall be proportionately increased and the number of Warrant Shares proportionately reduced.

            (d) ISSUANCES OF ADDITIONAL SHARES OF COMMON STOCK. If at any time prior to the exercise of this Warrant, the Corporation shall offer, sell, or grant any option to purchase or offer, sell, or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition), Additional Shares of Common Stock (as hereinafter defined) without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale, then forthwith upon the occurrence of any such event (the "Dilutive Issuance") the Exercise Price shall be reduced to a price (computed to the nearest cent; the "Adjusted Exercise Price") determined by dividing (1) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the Exercise Price and (B) the consideration, if any, received by the Corporation upon such issuance, by (2) the total number of shares of Common Stock outstanding immediately after such issuance. The Company shall notify the Holder in writing, no later than three trading days following the issuance of any Additional Shares of Common Stock subject to this section, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice"). For clarification, whether or not the Company provides a Dilutive Issuance Notice, upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive that number of Warrant Shares set forth in the Holder's Notice of Exercise based upon the Adjusted Exercise Price regardless of whether the Holder accurately refers to the Adjusted Exercise Price in the Notice of Exercise.

            As used herein, "Additional Shares of Common Stock" shall mean all shares of Common Stock or any securities of the Corporation which would entitle the holder thereof to acquire at any time Common Stock (including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock), whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, at an effective price per share which is less than the Exercise Price then in effect. If the Corporation issues any securities convertible or exchangeable into Common Stock, the maximum number of shares of Common Stock issuable thereunder shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, if the consideration per share of such Additional Shares of Common Stock (as hereinafter determined) is less than the Exercise Price then in effect. Additional Shares of Common Stock, however, shall not include the issuance of
(i) shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose and (ii) securities upon the exercise of or conversion of any securities issued hereunder, convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities.

         6. LEGEND AND STOP TRANSFER ORDERS. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

         7. REDEMPTION. The Corporation shall have the right, upon 30 days' written notice to the Holder (the "Redemption Notice"), to redeem all or any portion of this Warrant at a price equal to $ 0.50 per Warrant Share, provided that (i) the Warrant Shares have been registered for resale pursuant to the Securities Act, and are freely tradable without restriction or legend for at least the 30-day period preceding such notice and (ii) the Closing Bid Price (as hereinafter defined) for the Common Stock has been at least $10.00 (subject to adjustment to reflect forward or reverse stock splits, stock dividends, recapitalizations and the like) for each trading day in the 20-trading day period immediately preceding the date of the Redemption Notice from the Corporation to the Holder. During such 30-day period, the Holder may exercise this Warrant in whole or in part in the manner set forth in Section 1 as if the Corporation had not delivered the Redemption Notice to the Holder. As used herein, "Closing Bid Price", shall mean the closing bid price of the Common Stock as reported by Bloomberg Financial L.P. on the date(s) in question (based on a trading day from 9:30 a.m. ET to 4:02 p.m. Eastern Time) (and, if no closing bid price is reported, the closing price as so reported, and if neither the closing bid price nor the closing price is so reported, the last reported price of the Common Stock as determined by an independent evaluator mutually agreed to by the Holder and the Corporation).

         8. MISCELLANEOUS. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada. All the covenants and provisions of this Warrant by or for the benefit of the Corporation shall bind and inure to the benefit of its successors and assigns hereunder. Nothing in this Warrant shall be construed to give to any person or corporation other than the Corporation and the holder of this Warrant any legal or equitable right, remedy, or claim under this Warrant. This Warrant shall be for the sole and exclusive benefit of the Corporation and the Holder. The section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction, or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Corporation, if lost, stolen, or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation shall execute and deliver to the Holder a new Warrant of like date, tenor, and denomination.

         IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers under its seal, this 15TH day of February, 2005.

                                    ASTRATA GROUP INCORPORATED


                                    By:_________________________________________
                                       Martin Euler, Chief Financial Officer

                              WARRANT EXERCISE FORM

            TO BE EXECUTED BY THE HOLDER IN ORDER TO EXERCISE WARRANT

To:      Astrata Group Incorporated
         1801 Century Park East, Suite 1830            Dated ___________________
         Los Angeles, CA  90067
         Attn:  Martin Euler, CFO

     The undersigned, pursuant to the provisions set forth in the attached Warrant No. ______, hereby irrevocably elects to purchase (CHECK APPLICABLE
BOX):

     |_| ____________ shares of the Common Stock of Astrata Group Incorporated covered by such Warrant; or

     |_| the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in subsection 1(b) (if applicable).

     The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (CHECK APPLICABLE BOX OR BOXES):

     |_|  $__________ in lawful money of the United States; and/or

     |_| if the provisions of subsection 1(b) of this Warrant are in effect, the cancellation of such portion of the attached Warrant as is exercisable for a total of _________ Warrant Shares (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

     |_| if the provisions of subsection 1(b) of this Warrant are in effect, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(b).

The undersigned hereby requests that certificates for the Warrant Shares purchased hereby be issued in the name of:

________________________________________________________________________________

________________________________________________________________________________
(please print or type name and address)

________________________________________________________________________________
(please insert social security or other identifying number)

and be delivered as follows:

________________________________________________________________________________

________________________________________________________________________________
(please print or type name and address)

________________________________________________________________________________
(please insert social security or other identifying number)

and if such number of shares of Common Stock shall not be all the shares evidenced by this Warrant Certificate, that a new Warrant for the balance of such shares be registered in the name of, and delivered to, Holder.


                                   _____________________________________________
                                   Signature of Holder

                                   SIGNATURE GUARANTEE:

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
            this form. Do not use this form to exercise the warrant.)

     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________________________ whose address is

________________________________________________________________________________

________________________________________________________________________________

                                          Dated:  _____________________, _______


                       Holder's Signature:______________________________________

                       Holder's Address:________________________________________

Signature Guaranteed:  _________________________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust Corporation. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                    EXHIBIT I

         5. REGISTRATION RIGHTS.

         The Corporation grants registration rights to the Holder under the following terms and conditions:

         (a) The Corporation will prepare and file, at its own expense, within sixty (60) days of the Final Closing of the private placement of Units, a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act") with the Securities and Exchange Commission (the "Commission") sufficient to permit the non-underwritten public offering and resale of the Warrant Shares (subject to adjustment as set forth in the Warrant) (the "Registrable Securities") through the facilities of all appropriate securities exchanges, if any, on which the Common Stock is being sold or on the over-the-counter market if the Common Stock is traded thereon.

         (b) The Corporation will use its reasonable best efforts to cause such Registration Statement to become effective within ninety (90) days from the first filing date of the Registration Statement or, if earlier, within three (3) business days of Commission clearance to request acceleration of effectiveness. The number of shares designated in the Registration Statement to be registered shall include all of the Registrable Securities and shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the Commission. The Corporation will notify the Holder of the date of effectiveness of the Registration Statement within two (2) business days of such event. In the event that the number of shares so registered shall prove to be insufficient to register the resale of all of the Registrable Securities, then the Corporation shall be obligated to file, within thirty (30) days of notice from any Holder, a further Registration Statement registering such remaining shares and shall use its reasonable best efforts to prosecute such additional Registration Statement to effectiveness within ninety (90) days of the date of such notice.

         (c) The Corporation will maintain the Registration Statement or post-effective amendment filed under the terms of the Subscription Agreement for such private placement of Units effective under the Securities Act until the earlier of (i) the date that all of the privately placed securities and Warrant Shares have been sold pursuant to such Registration Statement, (ii) all of the privately placed securities and Warrant Shares have been otherwise transferred to Persons who may trade such shares without restriction under the Securities Act, and the Corporation has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (iii) all of the privately placed securities and Warrant Shares may be sold at any time, without volume or manner of sale limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Corporation, which counsel shall be reasonably acceptable to the Holder (the "Effectiveness Period"), as further set out in section 5(k)(ii) below.

         (d) If, at any time during which the Registration Statement required by Sections 5(a) and 5(b) above is not effective, the Corporation shall determine to proceed with the preparation and filing of a separate registration statement pursuant to the Securities Act in connection with the proposed offer and sale of any of its securities, whether on the Corporation's own accord, in connection with an underwritten offering, or for the benefit of the Corporation's security holders (other than a registration statement on Form S-4, S-8, or other limited purpose form; a "Triggering Registration Statement"), the Corporation shall tender written notice of such determination to each Holder (a "Triggering Notice"). Upon receipt of such Triggering Notice, the Holder shall have thirty
(30) days to make a written request to the Corporation seeking inclusion of all or a portion of the Holder's Registrable Securities in such Triggering Registration Statement (the "Piggy-back Notice"), which Registrable Securities shall be included in such Triggering Registration Statement. Notwithstanding the preceding sentence, in the event of a self-underwritten public offering, the Corporation's board of directors in the exercise of its prudent business judgment, or the managing underwriter, in the case of a underwritten public offering, delivers a notice to the Holders that: (i) states, in its opinion, the number of securities to be offered pursuant to the Triggering Registration Statement together with those Registrable Securities designated under the Piggy-back Notices exceeds the maximum number of securities that may be registered for public distribution without having a material adverse effect on the price, timing, or distribution of the securities otherwise to be registered under the Triggering Registration Statement and (ii) provides, with specificity, the maximum number of securities that it believes may be registered for public distribution without causing such material adverse effect on the price, timing, or distribution of the securities otherwise to be registered under the Triggering Registration Statement, the Corporation or the managing underwriter, as the case may be, shall be entitled to reduce the number of Registrable Securities owned by the Holder that were designated under the Piggy-back Notice on a pro rata basis with the number of shares of Common Stock that (X) the Corporation had proposed to register for a primary distribution and/or (Y) a third party had proposed to register for resale; PROVIDED, HOWEVER, that, if such third party had been granted registration rights prior to the date on which this Warrant was issued, then the Corporation or the managing underwriter, as the case may be, shall be entitled to reduce the number of Registrable Securities owned by the Holder that were designated under the Piggy-back Notice prior to the reduction, if at all, of the number of securities of such third party being registered for resale under the Triggering Registration Statement (a "Cutback"). In the event of a Cutback, the Holder shall be precluded from exercising the piggy-back rights otherwise provided in this Section 5(d)(i) solely in respect of the offering referenced in such Triggering Notice.

         (e) All fees, disbursements and out-of-pocket expenses and costs incurred by the Corporation in connection with the preparation and filing of the Registration Statement, in making filings with NASD or NASDR (including, without limitation, pursuant to NASD Rule 2710), and in complying with applicable federal securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Corporation) shall be borne by the Corporation. The Holder shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of their counsel. The Corporation shall use its reasonable best efforts to qualify any of the Securities for sale in such states as any Holder reasonably designates and shall furnish indemnification. However, the Corporation shall not be required to qualify in any state which will require an escrow or other restriction relating to the Corporation and/or the sellers, or which will require the Corporation to qualify to do business in such state or require the Corporation to file therein any general consent to service of process. The Corporation at its expense will supply the Holder with copies of the applicable Registration Statement and any prospectus included therein and other related documents in such quantities as may be reasonably requested by the Holder.

         (f) Certificates evidencing the Registrable Securities shall not contain any legend: (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such Underlying Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission); PROVIDED, HOWEVER, in connection with the issuance of the Shares and Warrant Shares, Holder hereby agrees to adhere to and abide by all prospectus delivery requirements under the Securities Act and rules and regulations of the Commission. The Corporation shall cause its counsel to issue a legal opinion to the Corporation's transfer agent promptly after the effectiveness of the Registration Statement (in the case of item (i) herein) or upon request of the Holder (in the case of items (ii), (iii) or (iv) herein) if required by the Corporation's transfer agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the underlying Warrant Shares, or if such underlying Warrant Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such underlying Warrant Shares shall be issued free of all legends. The Corporation agrees that following the effectiveness of the Registration Statement or at such time as such legend is no longer required under this Section 5(f), it will, no later than three business days following the delivery by Holder to the Corporation's transfer agent of a certificate representing Registrable Securities accompanied by appropriate stock power or other required documentation, as applicable, issued with a restrictive legend (such third Business Day, the "LEGEND REMOVAL Date"), deliver or cause to be delivered to such Holder a certificate representing such shares that is free from all restrictive and other legends, in each case without charge to the Holder other than customary transfer fees which may be charged by the transfer agent or broker-dealer. The Corporation may not make any notation on its records or give instructions to any transfer agent of the Corporation that enlarge the restrictions on transfer set forth in this
Section 5(f). Without limiting the Holder's other legal remedies, the Corporation shall immediately upon demand reimburse the Holder for the cost and losses occasioned by any buy-in resulting from the Corporation's failure to timely deliver unlegended share certificates.

         (g) In the event that (i) the Registration Statement is not filed with the Commission within sixty (60) days of the Final Closing, (ii) such Registration Statement is not declared effective by the Commission within the earlier of ninety (90) days from the first filing date of the Registration Statement or three (3) business days of clearance by the Commission to request effectiveness, (iii) such Registration Statement is not maintained as effective by the Corporation for the Effectiveness Period or as allowed by 5(k)(ii) below or (iii) the additional Registration Statement referred to in Section 5(b) is not filed within thirty (30) days or declared effective within ninety (90) days as set forth therein (each a "Registration Default") then the Corporation will pay Holder (pro rated on a daily basis), as partial compensation for such failure and not as a penalty one and one-half percent (1.5%) of the purchase price of the Registrable Securities purchased from the Corporation and held by the Holder for each month (or portion thereof) until such Registration Statement has been filed (in the case of clause (i) and clause (iv)), and in the event of late effectiveness (in case of clause (ii) above) or lapsed effectiveness (in the case of clause (iii) above), one and one-half percent (1.5%) of the purchase price of the Registrable Securities purchased from the Corporation and held by the Holder each month (or portion thereof) (regardless of whether one or more such Registration Defaults are then in existence, but without duplication of such partial compensatory payments) until such Registration Statement has been declared effective. Such compensatory payments shall be made to the Holders in cash, no later than the fifth business day following the month in which such Registration Default(s) occurred, PROVIDED, HOWEVER, that the payment of such amounts shall not relieve the Corporation from its obligations to register the Securities pursuant to this Section.

         (h) If the Corporation does not remit the payment to the Holder as set forth in Section 5(g) above, the Corporation will pay the Holder interest at the rate of 12% per annum, or the highest rate permitted by law, if less, until such sums have been paid in full, and reasonable costs of collection, including attorneys' fees, in addition to the liquidated damages. The registration of the Registrable Securities pursuant to this provision or payment of such compensatory amounts shall not affect or limit the Holder's other rights or remedies as set forth in this Subscription Agreement or at law.

         (i) In the event a Registration Statement is not effective at any time after one year following the Final Closing date (other than an Allowed Delay, as defined in Section 5(k)(ii) below), compensatory payments as described in
Section 5(g) above shall cease, the Warrants shall become exercisable pursuant to a cashless exercise feature, and the Corporation shall cause its counsel to issue such legal opinions as may be reasonably requested by the Holder in connection with any sales of the Warrant Shares in accordance with Rule 144 under the Securities Act in accordance with the procedures of Section 5(f) above.

         (j) At all times after one (1) year following the Final Closing Date, the Corporation will prepare and furnish to Holder and make publicly available in accordance with Rule 144(c) such information as is required for Holder to sell the Registrable Securities under Rule 144. The Corporation further covenants that it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. In addition, the Holder shall be entitled to unlimited piggyback registration rights under Section 5(d) above.

         (k) In the case of each registration effected by the Corporation pursuant to any section herein, the Corporation will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Corporation will:

         (i) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to a disposition of all securities covered by such registration statement;

         (ii) Notify the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and at the request of the shareholders, prepare and furnish to them a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Holder, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing; PROVIDED THAT, for not more than ten (10) consecutive business days (or a total of not more than forty-five (45) calendar days in any twelve (12) month period), the Corporation may delay the disclosure of material non-public information concerning the Corporation the public disclosure of which at the time is not, in the good faith opinion of the Corporation in the best interests of the Corporation and which may, based on the written advice of outside counsel, be delayed under applicable law or regulation (an "Allowed Delay"); PROVIDED, FURTHER, that the Corporation shall promptly (a) notify each Holder in writing of the existence of (but in no event, without the prior written consent of such Holder, shall the Corporation disclose to such Holder any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (b) advise each Holder in writing to cease all sales under such registration statement until the termination of the Allowed Delay;

         (iii) Use its commercially reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a registration statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify Holder (and, in the event of an underwritten offering, the managing underwriter) of the issuance of such order and the resolution thereof;

         (iv) If NASD Rule 2710 requires any broker-dealer to make a filing prior to executing a sale of Registrable Securities by an Holder, make an Issuer Filing with the NASD Corporate Financing Department pursuant to NASD Rule 2710 and respond within five business days to any comments received from NASD in connection therewith.

         (v) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission.

         (l) To the extent Holder includes any Shares or Warrant Shares in a registration statement pursuant to the terms hereof, the Corporation will indemnify and hold harmless Holder, its directors and officers, and each Person, if any, who controls Holder within the meaning of the Securities Act, from and against, and will reimburse Holder, its directors and officers and each controlling Person with respect to, any and all loss, damage, liability, cost and expense to which Holder or such controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; PROVIDED, HOWEVER, that the Corporation will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Holder or any such controlling Person in writing specifically for use in the preparation thereof.

         (m) To the extent Holder includes any Shares or Warrant Shares in a registration statement pursuant to the terms hereof, Holder will indemnify and hold harmless the Corporation, its directors and officers and any controlling Person from and against, and will reimburse the Corporation, its directors and officers and any controlling Person with respect to, any and all loss, damage, liability, cost or expense to which the Corporation, its directors and officers or such controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of the Holder specifically for use in the preparation thereof and provided further, that the maximum amount that may be recovered from Holder shall be limited to the amount of proceeds received by Holder from the sale of such shares of Common Stock.

         (n) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable hereunder to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification pursuant to the provisions hereof, (ii) no seller of securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of securities who was not guilty of such fraudulent misrepresentation, and (iii) the amount of the contribution together with any other payments made in respect of such loss, damage, liability or expense, by any seller of securities shall be limited to the net amount of proceeds received by such seller from the sale of such securities.

         (o) The Holder will cooperate with the Corporation in connection with this Subscription Agreement, including timely supplying all information and executing and returning the Selling Securityholder Notice and Questionnaire attached hereto as Exhibit B, and any other documents requested by the Corporation which are required to enable the Corporation to perform its obligations to register the Shares and the Warrant Shares.